EXHIBIT A

Fund List

Roundhill Bitcoin Covered Call Strategy ETF

Roundhill S&P 500 0DTE Covered Call Strategy ETF

Roundhill Innovation-100 0DTE Covered Call Strategy ETF

Roundhill Daily 2X Long Magnificent Seven ETF

Roundhill GLP-1 & Weight Loss ETF

Roundhill S&P 500 Target 10 Managed Distribution ETF

Roundhill S&P 500 Target 20 Managed Distribution ETF

Roundhill Ether Covered Call Strategy ETF

Roundhill Russell 2000 0DTE Covered Call Strategy ETF

Roundhill China Magnificent Seven ETF

Roundhill Uranium ETF

Roundhill AAPL WeeklyPay™ ETF

Roundhill AMD WeeklyPay™ ETF

Roundhill AMZN WeeklyPay™ ETF

Roundhill COIN WeeklyPay™ ETF

Roundhill GOOGL WeeklyPay™ ETF

Roundhill META WeeklyPay™ ETF

Roundhill MSFT WeeklyPay™ ETF

Roundhill PLTR WeeklyPay™ ETF

Roundhill NVDA WeeklyPay™ ETF

Roundhill TSLA WeeklyPay™ ETF

Roundhill Weekly T-Bill ETF

Roundhill Magnificent Seven Covered Call ETF

Roundhill ABNB WeeklyPay™ ETF

Roundhill ARM WeeklyPay™ ETF

Roundhill AVGO WeeklyPay™ ETF

Roundhill BABA WeeklyPay™ ETF

Roundhill BRKB WeeklyPay™ ETF

Roundhill COST WeeklyPay™ ETF

Roundhill CRWD WeeklyPay™ ETF

Roundhill DKNG WeeklyPay™ ETF

Roundhill HOOD WeeklyPay™ ETF

Roundhill MSTR WeeklyPay™ ETF

Roundhill NFLX WeeklyPay™ ETF

Roundhill RDDT WeeklyPay™ ETF

Roundhill SHOP WeeklyPay™ ETF

Roundhill SPOT WeeklyPay™ ETF

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Roundhill UBER WeeklyPay™ ETF

Roundhill S&P 500 No Dividend Target ETF

Roundhill Humanoid Robotics ETF

Roundhill Top WeeklyPay™ ETF
Roundhill Meme Stock ETF

Roundhill Inverse Dow 30 WeeklyPay™ ETF

Roundhill Inverse Russell 2000 WeeklyPay™ ETF

Roundhill Inverse Innovation-100 WeeklyPay™ ETF

Roundhill Inverse S&P 500® WeeklyPay™ ETF

Roundhill Investment Grade Bond WeeklyPay™ ETF

Roundhill Bitcoin WeeklyPay™ ETF

Roundhill Dow 30 WeeklyPay™ ETF

Roundhill Russell 2000 WeeklyPay™ ETF

Roundhill Emerging Markets WeeklyPay™ ETF

Roundhill Innovation-100 WeeklyPay™ ETF

Roundhill Developed Markets WeeklyPay™ ETF

Roundhill Semiconductor WeeklyPay™ ETF

Roundhill Ether WeeklyPay™ ETF

Roundhill S&P 500® WeeklyPay™ ETF

Roundhill Gold WeeklyPay™ ETF

Roundhill Treasury Bond WeeklyPay™ ETF

Roundhill High Yield Bond WeeklyPay™ ETF

Roundhill Gold Miners WeeklyPay™ ETF

Roundhill Meme Stock Covered Call ETF

Roundhill Daily 2X Long Meme Stock ETF

Roundhill APP WeeklyPay™ ETF

Roundhill ORCL WeeklyPay™ ETF

Roundhill UNH WeeklyPay™ ETF

Roundhill WMT WeeklyPay™ ETF
Roundhill Robotaxi, Autonomous Vehicles & Technology ETF
Roundhill Space & Technology ETF

Roundhill Ultra Short Duration No Dividend Target ETF

Roundhill Memory ETF

Roundhill HALO ETF

Roundhill Photonics & Optics ETF

Roundhill Quantum Computing ETF

Roundhill S&P 500® Target 10,000 2030 ETF

Roundhill Innovation-100 Target 50,000 2030 ETF

Roundhill Dow Target 75,000 2030 ETF

Roundhill Neocloud ETF

Roundhill Power Semiconductor ETF

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